SUPPLEMENT DATED SEPTEMBER 23, 2013 TO

THE PROSPECTUS OF

MARKET VECTORS ETF TRUST

Prospectus Dated May 1, 2013

as revised on June 10, 2013

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Gold Miners ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website atwww.vaneck.com/etf.

The text in the section of the Prospectus titled “The NYSE Arca Gold Miners Index” is hereby deleted and replaced with the following:

The Gold Miners Index is a modified market-capitalization weighted index primarily comprised of publicly traded companies involved in the mining for gold and silver. The Gold Miners Index includes common stocks, ADRs, and GDRs of selected companies that are involved in mining for gold and silver and that are listed for trading and electronically quoted on a major stock market that is accessible by foreign investors. Only companies with market capitalizations greater than $750 million that have an average daily volume of at least 50,000 shares over the past three months and an average daily value traded of at least $1 million over the past three months are eligible for inclusion in the Gold Miners Index. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Gold Miners Index at rebalance.

The Gold Miners Index is calculated using a modified market-capitalization weighting methodology. The Gold Miners Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Gold Miners Index:

(1)	the weight of any single component security may not account for more than 20% of the total value of the Gold Miners Index;
(2)	the component securities are split into two subgroups-large and small, which are ranked by market capitalization weight in the Gold Miners Index. Large stocks are defined as having a starting Gold Miners Index weight greater than or equal to 5%. Small securities are defined as having a starting Gold Miners Index weight below 5%. The large group and small group will represent 45% and 55%, respectively, of the Gold Miners Index; and
(3)	the final aggregate weight of those component securities which individually represent more than 4.5% of the total value of the Gold Miners Index may not account for more than 45% of the total Gold Miners Index value.

The information utilized in this modification process is taken from the close of trading on the second Friday of the rebalance month.

The Gold Miners Index is reviewed quarterly so that the Gold Miners Index components continue to represent the universe of companies involved in the gold mining industry. Companies will be removed from the Gold Miners Index if the market capitalization is lower than $450 million, the average daily volume for the past three months is lower than 30,000 shares or the average daily value traded for the past three months is lower than $600,000. The NYSE Euronext may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one or more securities contained in the group with one or more substitute securities of its choice, if in the NYSE Euronext’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Gold Miners Index. Changes to the Gold Miners Index compositions and/or the component share weights in the Gold Miners Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

Please retain this supplement for future reference.